SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C.  20549

                                        FORM 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


                    Date of Report (Date of earliest event reported)
                                       July 20, 1998
                             ----------------------------------


                           SALOMON SMITH BARNEY HOLDINGS INC.
                 (Exact name of registrant as specified in its charter)



        Delaware                1-4346                       22-1660266
(State or other              (Commission File Number)     (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation)


                 388 Greenwich Street, New York, NY              10013
              (Address of principal executive offices)        (Zip Code)



                                   (212) 816-6000
               (Registrant's telephone number, including area code)

                                SALOMON SMITH BARNEY HOLDINGS INC.
                                    Current Report on Form 8-K



Item 5.  Other Events


Results of Operations
(Preliminary and Unaudited)

This report summarizes the results of operations of Salomon Smith Barney Holdings Inc. (the "Company") for the three month and six month periods ended June 30, 1998 and 1997 and provides certain additional financial information.


                          SALOMON SMITH BARNEY HOLDINGS INC.
                                SELECTED FINANCIAL DATA
                              (Preliminary and Unaudited)
                                     (In millions)


                                                                        June 30,
                                                                  ------------------
                                                              1998                  1997
                                                              ----                  ----

Total stockholder's equity                                $  9,325              $   8,079

Total assets under fee-based management                   $253,200              $ 203,200


                                                                   Three                         Six
                                                                Months Ended                 Months Ended
                                                                  June 30,                     June 30,
                                                            1998            1997         1998            1997
Revenues:

 Commissions                                              $  784         $   686       $1,579          $1,402
 Investment banking                                          640             475        1,268             959
 Principal transactions                                      315             709        1,095           1,471
 Asset management and administration fees                    553             399        1,051             788
 Other                                                        42              25           74              53
                                                          ------          ------       ------          ------
   Total noninterest revenues                              2,334           2,294        5,067           4,673
                                                          ------          ------       ------          ------
 Interest and dividends                                    3,468           3,008        6,786           5,499
 Interest expense                                          3,067           2,578        5,990           4,747
                                                          ------          ------       ------          ------

   Net interest and dividends                                401             430          796             752
                                                          ------          ------       ------          ------

   Revenues, net of interest expense                       2,735           2,724        5,863           5,425
                                                          ------          ------       ------          ------

Noninterest expenses:

 Compensation and benefits                                 1,544           1,442        3,266           2,921
 Communications                                              116             124          233             245
 Floor brokerage and other production                        105              86          215             172
 Occupancy and equipment                                     105             110          210             216
 Advertising and market development                           68              70          138             132
 Professional services                                        46              47           97              88
 Restructuring credit                                       (324)              -         (324)              -
 Other operating and administrative expenses                 106             106          249             234
                                                          ------          ------       ------          ------
   Total noninterest expenses                              1,766           1,985        4,084           4,008
                                                          ------          ------       ------          ------

   Income before income taxes                                969             739        1,779           1,417

Provision for income taxes                                   368             288          676             555
                                                          ------          ------       ------          ------

Net income                                                $  601          $  451       $1,103          $  862
                                                          ======          ======       ======          ======

Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.


Included in the Company's consolidated results is the following data relating to the Company's Asset Management Division:

(Preliminary and Unaudited)
(In millions)
                                                                   Three                        Six
                                                                Months Ended                Months Ended
                                                                  June 30,                    June 30,
                                                            1998            1997          1998            1997
Revenues:

 Investement advisory, administrative
   and distribution fees                                    $214            $173          $416            $341
 Unit Investment Trust revenues - net                          7               7            20              16
 Other                                                         6              14            16              23
                                                            ----            ----          ----            ----
   Total revenues                                            227             194           452             380
                                                            ----            ----          ----            ----

Expenses:

 Compensation and benefits                                    44              35            86              70
 Deferred commission amortization                             31              31            66              64
 Other expenses                                               48              48            96              92
                                                            ----            ----          ----            ----
   Total expenses                                            123             114           248             226
                                                            ----            ----          ----            ----

   Income before income taxes                                104              80           204             154

Provision for income taxes                                    41              31            81              61
                                                            ----            ----          ----            ----

Net income                                                  $ 63            $ 49          $123            $ 93
                                                            ====            ====          ====            ====



                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: July 20, 1998                           SALOMON SMITH BARNEY HOLDINGS INC.




                                              By:    /s/Michael J. Day
                                                        Michael J. Day
                                                         Controller